UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 13, 2020

Natera, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37478	01-0894487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Industrial Road, Suite 410

San Carlos, California 94070

(Address of principal executive offices, including zip code)

(650) 249-9090

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTRA	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 13, 2020, Natera, Inc. (the “Company”, “we”, “our” or “us”) issued a press release announcing preliminary financial results for its fiscal quarter ended March 31, 2020, included in Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K, including the preliminary financial results for the quarter ended March 31, 2020 contained in Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On April 13, 2020, the Company announced the following recent developments and disclosed certain risks related to the COVID-19 pandemic:

Recent Developments

Preliminary Estimates for Three Months Ended March 31, 2020

Our consolidated financial statements for the three months ended March 31, 2020 are not yet available. Accordingly, the information presented below reflects our preliminary estimates subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the quarterly review of our consolidated financial statements. As a result, these preliminary estimates may differ from the actual results that will be reflected in our consolidated financial statements for the quarter when they are completed and publicly disclosed. These preliminary estimates may change and those changes may be material.

Our expectations with respect to our unaudited results for the period discussed below are based upon management estimates and are the responsibility of management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary results and, accordingly, does not express an opinion or any other form of assurance about them.

We estimate total revenues for the three months ended March 31, 2020, will range from $89 million to $91 million and expect our operating loss for the same period to be generally consistent with our operating loss for the prior quarter. We also processed approximately 235,000 tests in the three months ended March 31, 2020.

COVID-19

Our test volumes began to decrease in the second half of March 2020 as a result of  the COVID-19 pandemic spreading to the United States and resulting limitations and reordering of priorities across the U.S. healthcare system. We expect our test volumes to continue to be adversely affected by COVID-19 and we cannot predict when volumes will return to normal. While it is too early to predict the full impact COVID-19 will have on our business, we expect it to have a material adverse impact on our financial results for at least the next quarter and potentially the full year, depending upon the timing of any lifting of COVID-19 limitations on the U.S. healthcare system and general economic recovery. In response to the COVID-19 pandemic, we have implemented measures to protect the health of our employees and to support the functionality of our laboratories.

Previous Guidance

Given the unknown duration and extent of COVID-19’s impact on our business, and the healthcare system in general, we are withdrawing our previously-announced guidance for 2020. In addition, the estimates we have publicly made regarding the potential size of our target markets may also change materially as a result of the COVID-19 pandemic.

COVID-19 Risk Factor

We face risks related to health epidemics, including the recent COVID-19 pandemic, which could have a material adverse effect on our business and results of operations.

Our business has been and could continue to be adversely affected by a widespread outbreak of contagious disease, including the recent pandemic of respiratory illness caused by a novel strain of coronavirus, SARS-CoV-2, causing the Coronavirus Disease 2019, also known as COVID-19. Global health concerns relating to the COVID-19 pandemic have been weighing on the macroeconomic environment, and the pandemic has significantly increased economic volatility and uncertainty.

The pandemic has resulted in government authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter-in-place or stay-at-home orders, and business shutdowns. For example, our personnel located at our headquarters in California and elsewhere in the United States and in other countries, are currently subject to shelter-in-place or stay-at-home orders from state and local governments. These measures have adversely impacted and may further impact our employees and operations and the operations of our customers, suppliers and business partners, and may negatively impact spending patterns, payment cycles and insurance coverage levels. These measures have adversely affected and are expected continue to adversely affect demand for our tests. Many of our customers, including hospitals and clinics, have suspended non-emergency appointments and services, which has resulted in a significant decrease in our test volume. In addition, because we rely heavily on our direct sales force to sell our tests, we expect our sales cycle, particularly for new customers, will be significantly impacted. Travel bans, restrictions and border closures have also impacted our ability to ship test kits to and receive samples from our customers. In addition, certain aspects of our business, such as laboratory processes, cannot be conducted remotely. These measures by government authorities may continue to remain in place for a significant period of time and they are likely to continue to adversely affect our test volume, sales activities and results of operations.

In addition, it may be more difficult for us to develop new products for commercial release, as we expect it will be more difficult to find sufficient numbers of participants in clinical trials while the pandemic is ongoing and it is also possible that demand for products that we may pursue could be materially and adversely affected as a result of COVID-19 and any related economic impact.

The spread of COVID-19 has caused us to modify our business practices (including employee travel, mandating that all non-essential personnel work from home, temporary closures of our offices, and cancellation of physical participation in sales activities, meetings, events and conferences), and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees, customers and business partners. Such actions could also impact our ability to fully integrate businesses we may acquire in the future. There is no certainty that such actions will be sufficient to mitigate the risks posed by the virus or otherwise be satisfactory to government authorities. If significant portions of our workforce, and particularly our laboratory staff, are unable to work effectively, including due to illness, quarantines, social distancing, government actions or other restrictions in connection with the COVID-19 pandemic, our operations will be impacted.

The extent to which the COVID-19 pandemic impacts our business, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the pandemic, its severity, the actions to contain the virus or address its impact, and how quickly and to what extent normal economic and operating activities can resume. The COVID-19 pandemic could limit the ability of our customers, suppliers and business partners to perform under their contracts with us, including third-party payers’ ability to make timely payments to us during and following the pandemic. We may also experience a shortage of laboratory supplies and reagents or a suspension of services from other laboratories or third parties. We have also become increasingly dependent on growing and maintaining a network of mobile phlebotomy specialists who can provide testing capabilities, as many consumers are unable to visit clinics, hospitals or other testing facilities as a result of the COVID-19 pandemic. Even after the COVID-19 pandemic has subsided, we may continue to experience an adverse impact to our business as a result of its global economic impact, including any recession that has occurred or may occur in the future.

Specifically, difficult macroeconomic conditions, such as decreases in per capita income and level of disposable income, increased and prolonged unemployment or a decline in consumer confidence as a result of the COVID-19 pandemic, as well as limited or significantly reduced points of access of our products, could have a material adverse effect on the demand for some of our products, such as our products targeted for the IVF market, which many consumers may view as discretionary. Decreased demand for our tests, particularly in the United States, could negatively affect our overall financial performance. Because a significant portion of our revenue is concentrated in the United States, where the impact of COVID-19 has been significant, the COVID-19 pandemic could have a disproportionately negative impact on our business and financial results.

There are no comparable recent events which may provide guidance as to the effect of the spread of COVID-19 and the pandemic, and, as a result, the ultimate impact of the COVID-19 pandemic or a similar health epidemic is highly uncertain and subject to change. We do not yet know the full extent of COVID-19’s impact on our business, our operations, or the global economy as a whole. However, the effects will have a material adverse impact on our future results of operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including preliminary operational and financial results for the first fiscal quarter ended March 31, 2020 and the Company’s business operations in light of the COVID-19 pandemic. Any forward-looking statements contained in this release are based upon the Company’s current plans, estimates, and expectations, as of the date of this release, and are not a representation that such plans, estimates, or expectations will be achieved. Subsequent events may cause these expectations to change, and the Company disclaims any obligation to update the forward-looking statements in the future.

These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in operating our business in light of the COVID-19 pandemic; we may be unable to further increase the use and adoption of Panorama and Horizon, through our direct sales efforts or through our laboratory partners, or to develop and successfully commercialize new products, including Signatera and Prospera; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies may not support the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if our sole CLIA-certified laboratory facility becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand third-party payer coverage and reimbursement for Panorama, Horizon and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time-consuming and could limit our ability to commercialize our products or services; and any inability to effectively protect our proprietary technology could harm our competitive position or our brand.

Additional risks and uncertainties that could affect our financial results are included under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent filings on Forms 10-K and 10-Q and in other filings that we make with the SEC from time to time. These documents are available on the SEC’s website at www.sec.gov.

Item 8.01.	Other Events.

On April 13, 2020, the Company issued a press release announcing its intention to offer, subject to market conditions and other factors, convertible senior notes due 2027 in an aggregate principal amount of $250 million in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company also announced its intention to grant to the initial purchasers of the convertible senior notes due 2027 an option to purchase up to an additional $37.5 million aggregate principal amount of the convertible senior notes due 2027. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Preliminary Financial Results Press Release dated April 13, 2020

99.2	Proposed Offering Press Release dated April 13, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natera, Inc.

By:	/s/ Michael Brophy
Michael Brophy
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: April 13, 2020